Exhibit 99.1
FOR IMMEDIATE RELEASE
January 30, 2025
For further information contact:
Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer, or
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES SECOND QUARTER FISCAL 2025 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., January 30, 2025 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended December 31, 2024 of $6.6 million, compared to $6.1 million for the quarter ended September 30, 2024.

Earnings per basic and diluted share were $0.11 and $0.10, respectively, for the quarter ended December 31, 2024. This compares to earnings per basic and diluted share of $0.10 for the quarter ended September 30, 2024.

The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on February 26, 2025, to stockholders of record as of February 12, 2025.

Craig L. Montanaro, President and Chief Executive Officer, commented, “As anticipated, this quarter reflected the early stages of growth in net interest income and expansion of net interest margin. We are pleased to report growth in deposits of 3.7% from September 30, 2024, reflecting robust performance from our branch network, digital channels and commercial lending relationships. This growth allowed us to shrink the balance of outstanding borrowings while reducing our cost of funds by nine basis points quarter-over-quarter.”

Mr. Montanaro continued, “Although market expectations for fed funds rate cuts have moderated, the continuation of positive deposit trends coupled with the reinvestment of low-coupon cash flows from our loan and securities portfolio should serve as earnings tailwinds in the coming quarters.”

Balance Sheet
•Total assets were $7.73 billion at December 31, 2024, a decrease of $41.0 million, or 0.5%, from September 30, 2024.
•Investment securities totaled $1.15 billion at December 31, 2024, a decrease of $57.5 million, or 4.8%, from September 30, 2024.
•Loans receivable totaled $5.79 billion at December 31, 2024, an increase of $7.5 million, or 0.1%, from September 30, 2024.
•Deposits were $5.67 billion at December 31, 2024, an increase of $200.5 million, or 3.7%, from September 30, 2024. This increase was primarily driven by increases in interest and non-interest bearing demand deposits of $142.1 million, and an increase of $60.6 million in consumer savings deposits.
•Borrowings were $1.26 billion at December 31, 2024, a decrease of $220.9 million, or 14.9%, from September 30, 2024, reflecting reductions in Federal Home Loan Bank (“FHLB”) and other borrowings.
•At December 31, 2024, the Company maintained available secured borrowing capacity with the FHLB and the Federal Reserve Discount Window of $2.32 billion, an increase of $256.0 million from September 30, 2024, representing 30.0% of total assets.

Earnings
Net Interest Income and Net Interest Margin
•Net interest margin expanded two basis points from the quarter ended September 30, 2024 to 1.82% for the quarter ended December 31, 2024. The increase for the quarter was driven by the replacement of borrowings with relatively lower cost deposits and broad based decreases in deposit rates, partially offset by higher costs and average balances of brokered certificates of deposit (“CDs”), along with reduced average balances and yields on interest-earning assets.
•For the quarter ended December 31, 2024, net interest income increased $166,000 to $32.6 million from $32.4 million for the quarter ended September 30, 2024. Included in net interest income for the quarters ended December 31, 2024 and September 30, 2024, respectively, was purchase accounting accretion of $685,000 and $649,000, and loan prepayment penalty income of $288,000 and $52,000.
Non-Interest Income
•Non-interest income increased $247,000 to $4.9 million for the quarter ended December 31, 2024, from $4.6 million for the quarter ended September 30, 2024. This increase was primarily driven by a $104,000 larger gain on the sale of loans held-for-sale compared to the prior comparative period and a $102,000 increase in electronic banking fees and charges.
Non-Interest Expense
•For the quarter ended December 31, 2024, non-interest expense decreased $225,000, or 0.8%, to $29.6 million from $29.8 million for the quarter ended September 30, 2024. This decrease was primarily driven by a decrease in other expense, partially offset by an increase in salary and benefits expense.
•Salary and benefits expense increased $81,000 primarily driven by the absence of a non-recurring decrease in stock-based compensation recorded in the prior comparative period, partially offset by a decrease in payroll taxes.
•Other expense decreased $280,000 primarily driven by a reversal of $116,000 for credit losses related to off balance sheet commitments compared to a provision for credit losses on off balance sheet commitments of $274,000 recorded in the prior comparative period. The remaining changes in the other components of non-interest expense between comparative periods generally reflected normal operating fluctuations within those line items.
Income Taxes
•Income tax expense totaled $1.3 million for the quarter ended December 31, 2024 compared to $1.1 million for the quarter ended September 30, 2024, resulting in an effective tax rate of 16.0% and 15.1%, respectively. The increase in income tax expense was primarily due to higher pre-tax income in the current quarter.
Asset Quality
•The balance of non-performing assets decreased $2.2 million to $37.7 million, or 0.49% of total assets, at December 31, 2024, from $39.9 million, or 0.51% of total assets, at September 30, 2024, respectively.
•Net charge-offs totaled $573,000, or 0.04% of average loans, on an annualized basis, for the quarter ended December 31, 2024, compared to $124,000, or 0.01% of average loans, on an annualized basis, for the quarter ended September 30, 2024. The net charge-offs recorded for the quarter ended December 31, 2024 had previously been individually reserved for within the allowance for credit losses (“ACL”).
•For the quarter ended December 31, 2024, the Company recorded a provision for credit losses of $107,000, compared to $108,000 for the quarter ended September 30, 2024. The provision for credit loss expense for the quarter ended December 31, 2024 was primarily driven by loan growth.
•The ACL was $44.5 million, or 0.77% of total loans, at December 31, 2024, a decrease of $466,000 from $44.9 million, or 0.78% of total loans, at September 30, 2024. The decrease in the ACL from September 30, 2024 was largely attributable to a reduction in reserves for individually evaluated loans, resulting from the charge-offs noted above.
Capital
•For the quarter ended December 31, 2024, book value per share decreased $0.11, or 0.9%, to $11.53 while tangible book value per share decreased $0.10, or 1.0%, to $9.75. These decreases were driven by a $7.4 million larger accumulated other comprehensive loss due primarily to a decrease in the fair value of the Company’s available for sale securities, partially offset by an increase in the fair value of the Company’s derivatives portfolio.
•At December 31, 2024, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $89.8 million, partially offset by after-tax unrealized gains on derivatives of $17.4 million. After-tax net unrecognized losses on securities held to maturity of $11.3 million were not reflected in total stockholders’ equity.
•At December 31, 2024, the Company’s tangible equity to tangible assets ratio equaled 8.27% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q2 2025 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	December 31, 2024	September 30, 2024	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$141,554	$155,574	$(14,020)	-9.0%
Securities available for sale	1,018,279	1,070,811	(52,532)	-4.9%
Securities held to maturity	127,266	132,256	(4,990)	-3.8%
Loans held-for-sale	5,695	8,866	(3,171)	-35.8%
Loans receivable	5,791,758	5,784,246	7,512	0.1%
Less: allowance for credit losses on loans	(44,457)	(44,923)	(466)	-1.0%
Net loans receivable	5,747,301	5,739,323	7,978	0.1%
Premises and equipment	45,127	45,189	(62)	-0.1%
Federal Home Loan Bank stock	64,443	57,706	6,737	11.7%
Accrued interest receivable	27,772	29,467	(1,695)	-5.8%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	1,679	1,805	(126)	-7.0%
Bank owned life insurance	301,339	300,186	1,153	0.4%
Deferred income taxes, net	53,325	50,131	3,194	6.4%
Other assets	84,080	67,540	16,540	24.5%
Total assets	$7,731,385	$7,772,379	$(40,994)	-0.5%

Liabilities
Deposits:
Non-interest-bearing	$601,510	$592,099	$9,411	1.6%
Interest-bearing	5,069,550	4,878,413	191,137	3.9%
Total deposits	5,671,060	5,470,512	200,548	3.7%
Borrowings	1,258,949	1,479,888	(220,939)	-14.9%
Advance payments by borrowers for taxes	17,986	17,824	162	0.9%
Other liabilities	38,537	52,618	(14,081)	-26.8%
Total liabilities	6,986,532	7,020,842	(34,310)	-0.5%

Stockholders' Equity
Common stock	646	646	—	—%
Paid-in capital	494,092	493,523	569	0.1%
Retained earnings	342,155	342,522	(367)	-0.1%
Unearned ESOP shares	(19,943)	(20,430)	487	2.4%
Accumulated other comprehensive loss	(72,097)	(64,724)	(7,373)	-11.4%
Total stockholders' equity	744,853	751,537	(6,684)	-0.9%
Total liabilities and stockholders' equity	$7,731,385	$7,772,379	$(40,994)	-0.5%

Consolidated capital ratios
Equity to assets	9.63%	9.67%	-0.04%
Tangible equity to tangible assets (1)	8.27%	8.31%	-0.04%

Share data
Outstanding shares	64,580	64,580	—	—%
Book value per share	$11.53	$11.64	$(0.11)	-0.9%
Tangible book value per share (2)	$9.75	$9.85	$(0.10)	-1.0%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	December 31, 2024	September 30, 2024
Interest income
Loans	$65,408	$66,331	$(923)	-1.4%
Taxable investment securities	13,803	14,384	(581)	-4.0%
Tax-exempt investment securities	59	71	(12)	-16.9%
Other interest-earning assets	2,215	2,466	(251)	-10.2%
Total interest income	81,485	83,252	(1,767)	-2.1%

Interest expense
Deposits	36,721	35,018	1,703	4.9%
Borrowings	12,152	15,788	(3,636)	-23.0%
Total interest expense	48,873	50,806	(1,933)	-3.8%
Net interest income	32,612	32,446	166	0.5%
Provision for credit losses	107	108	(1)	-0.9%
Net interest income after provision for credit losses	32,505	32,338	167	0.5%

Non-interest income
Fees and service charges	627	635	(8)	-1.3%
Gain on sale of loans	304	200	104	52.0%
Income from bank owned life insurance	2,619	2,567	52	2.0%
Electronic banking fees and charges	493	391	102	26.1%
Other income	830	833	(3)	-0.4%
Total non-interest income	4,873	4,626	247	5.3%

Non-interest expense
Salaries and employee benefits	17,579	17,498	81	0.5%
Net occupancy expense of premises	2,831	2,798	33	1.2%
Equipment and systems	3,892	3,860	32	0.8%
Advertising and marketing	311	342	(31)	-9.1%
Federal deposit insurance premium	1,503	1,563	(60)	-3.8%
Directors' compensation	361	361	—	—%
Other expense	3,084	3,364	(280)	-8.3%
Total non-interest expense	29,561	29,786	(225)	-0.8%
Income before income taxes	7,817	7,178	639	8.9%
Income taxes	1,251	1,086	165	15.2%
Net income	$6,566	$6,092	$474	7.8%

Net income per common share (EPS)
Basic	$0.11	$0.10	$0.01
Diluted	$0.10	$0.10	$—

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,933	$6,896	$37
Dividend payout ratio	105.6%	113.2%	-7.6%

Weighted average number of common shares outstanding
Basic	62,443	62,389	54
Diluted	62,576	62,420	156

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	December 31, 2024	September 30, 2024
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,762,053	$5,761,593	$460	—%
Taxable investment securities	1,285,800	1,314,945	(29,145)	-2.2%
Tax-exempt investment securities	9,711	12,244	(2,533)	-20.7%
Other interest-earning assets	116,354	131,981	(15,627)	-11.8%
Total interest-earning assets	7,173,918	7,220,763	(46,845)	-0.6%
Non-interest-earning assets	459,982	467,670	(7,688)	-1.6%
Total assets	$7,633,900	$7,688,433	$(54,533)	-0.7%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,314,378	$2,282,608	$31,770	1.4%
Savings	711,801	668,240	43,561	6.5%
Certificates of deposit (retail)	1,211,985	1,203,770	8,215	0.7%
Certificates of deposit (brokered and listing service)	735,736	551,819	183,917	33.3%
Total interest-bearing deposits	4,973,900	4,706,437	267,463	5.7%
Borrowings:
Federal Home Loan Bank advances	1,085,455	1,325,583	(240,128)	-18.1%
Other borrowings	156,522	237,011	(80,489)	-34.0%
Total borrowings	1,241,977	1,562,594	(320,617)	-20.5%
Total interest-bearing liabilities	6,215,877	6,269,031	(53,154)	-0.8%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	604,915	599,095	5,820	1.0%
Other non-interest-bearing liabilities	65,258	69,629	(4,371)	-6.3%
Total non-interest-bearing liabilities	670,173	668,724	1,449	0.2%
Total liabilities	6,886,050	6,937,755	(51,705)	-0.7%
Stockholders' equity	747,850	750,678	(2,828)	-0.4%
Total liabilities and stockholders' equity	$7,633,900	$7,688,433	$(54,533)	-0.7%

Average interest-earning assets to average interest-bearing liabilities	115.41%	115.18%	0.23%	0.2%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	December 31, 2024	September 30, 2024
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.54%	4.61%	-0.07%
Taxable investment securities	4.29%	4.38%	-0.09%
Tax-exempt investment securities (1)	2.42%	2.32%	0.10%
Other interest-earning assets	7.62%	7.47%	0.15%
Total interest-earning assets	4.54%	4.61%	-0.07%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.96%	3.13%	-0.17%
Savings	1.29%	1.05%	0.24%
Certificates of deposit (retail)	4.06%	4.12%	-0.06%
Certificates of deposit (brokered and listing service)	2.71%	2.18%	0.53%
Total interest-bearing deposits	2.95%	2.98%	-0.03%
Borrowings:
Federal Home Loan Bank advances	3.78%	3.82%	-0.04%
Other borrowings	4.88%	5.28%	-0.40%
Total borrowings	3.91%	4.04%	-0.13%
Total interest-bearing liabilities	3.15%	3.24%	-0.09%

Interest rate spread (2)	1.39%	1.37%	0.02%
Net interest margin (3)	1.82%	1.80%	0.02%

Non-interest income to average assets (annualized)	0.26%	0.24%	0.02%
Non-interest expense to average assets (annualized)	1.55%	1.55%	—%

Efficiency ratio (4)	78.86%	80.35%	-1.49%

Return on average assets (annualized)	0.34%	0.32%	0.02%
Return on average equity (annualized)	3.51%	3.25%	0.26%
Return on average tangible equity (annualized) (5)	4.21%	3.89%	0.32%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Assets
Cash and cash equivalents	$141,554	$155,574	$63,864	$71,027	$73,860
Securities available for sale	1,018,279	1,070,811	1,072,833	1,098,655	1,144,175
Securities held to maturity	127,266	132,256	135,742	139,643	141,959
Loans held-for-sale	5,695	8,866	6,036	4,117	14,030
Loans receivable	5,791,758	5,784,246	5,732,787	5,758,336	5,745,629
Less: allowance for credit losses on loans	(44,457)	(44,923)	(44,939)	(44,930)	(44,867)
Net loans receivable	5,747,301	5,739,323	5,687,848	5,713,406	5,700,762
Premises and equipment	45,127	45,189	44,940	45,053	45,928
Federal Home Loan Bank stock	64,443	57,706	80,300	81,347	83,372
Accrued interest receivable	27,772	29,467	29,521	31,065	30,258
Goodwill	113,525	113,525	113,525	210,895	210,895
Core deposit intangible	1,679	1,805	1,931	2,057	2,189
Bank owned life insurance	301,339	300,186	297,874	296,493	256,064
Deferred income taxes, net	53,325	50,131	50,339	47,225	46,116
Other real estate owned	—	—	—	—	11,982
Other assets	84,080	67,540	98,708	100,989	136,242
Total assets	$7,731,385	$7,772,379	$7,683,461	$7,841,972	$7,897,832

Liabilities
Deposits:
Non-interest-bearing	$601,510	$592,099	$598,366	$586,089	$584,130
Interest-bearing	5,069,550	4,878,413	4,559,757	4,622,961	4,735,500
Total deposits	5,671,060	5,470,512	5,158,123	5,209,050	5,319,630
Borrowings	1,258,949	1,479,888	1,709,789	1,722,178	1,667,055
Advance payments by borrowers for taxes	17,986	17,824	17,409	17,387	16,742
Other liabilities	38,537	52,618	44,569	44,279	46,427
Total liabilities	6,986,532	7,020,842	6,929,890	6,992,894	7,049,854

Stockholders' Equity
Common stock	646	646	644	644	645
Paid-in capital	494,092	493,523	493,680	493,187	493,297
Retained earnings	342,155	342,522	343,326	440,308	439,755
Unearned ESOP shares	(19,943)	(20,430)	(20,916)	(21,402)	(21,889)
Accumulated other comprehensive loss	(72,097)	(64,724)	(63,163)	(63,659)	(63,830)
Total stockholders' equity	744,853	751,537	753,571	849,078	847,978
Total liabilities and stockholders' equity	$7,731,385	$7,772,379	$7,683,461	$7,841,972	$7,897,832

Consolidated capital ratios
Equity to assets	9.63%	9.67%	9.81%	10.83%	10.74%
Tangible equity to tangible assets (1)	8.27%	8.31%	8.43%	8.34%	8.26%

Share data
Outstanding shares	64,580	64,580	64,434	64,437	64,445
Book value per share	$11.53	$11.64	$11.70	$13.18	$13.16
Tangible book value per share (2)	$9.75	$9.85	$9.90	$9.87	$9.85
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,722,623	$2,646,187	$2,645,851	$2,645,195	$2,651,274
Nonresidential mortgage	950,194	950,771	948,075	965,539	947,287
Commercial business	135,740	145,984	142,747	147,326	144,134
Construction	176,704	227,327	209,237	229,457	221,933
Total commercial loans	3,985,261	3,970,269	3,945,910	3,987,517	3,964,628
One- to four-family residential mortgage	1,765,160	1,768,230	1,756,051	1,741,644	1,746,065
Consumer loans:
Home equity loans	47,101	44,741	44,104	42,731	43,517
Other consumer	2,778	2,965	2,685	3,198	2,728
Total consumer loans	49,879	47,706	46,789	45,929	46,245
Total loans, excluding yield adjustments	5,800,300	5,786,205	5,748,750	5,775,090	5,756,938
Unaccreted yield adjustments	(8,542)	(1,959)	(15,963)	(16,754)	(11,309)
Loans receivable, net of yield adjustments	5,791,758	5,784,246	5,732,787	5,758,336	5,745,629
Less: allowance for credit losses on loans	(44,457)	(44,923)	(44,939)	(44,930)	(44,867)
Net loans receivable	$5,747,301	$5,739,323	$5,687,848	$5,713,406	$5,700,762

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	37,697	39,854	39,882	39,546	28,089
Total nonperforming loans	37,697	39,854	39,882	39,546	28,089
Nonaccrual loans held-for-sale	—	—	—	—	9,700
Other real estate owned	—	—	—	—	11,982
Total nonperforming assets	$37,697	$39,854	$39,882	$39,546	$49,771

Nonperforming loans (% total loans)	0.65%	0.69%	0.70%	0.69%	0.49%
Nonperforming assets (% total assets)	0.49%	0.51%	0.52%	0.50%	0.63%

Classified loans	$132,216	$119,534	$118,700	$115,772	$94,676

Allowance for credit losses on loans (ACL):
ACL to total loans	0.77%	0.78%	0.78%	0.78%	0.78%
ACL to nonperforming loans	117.93%	112.72%	112.68%	113.61%	159.73%
Net charge-offs	$573	$124	$3,518	$286	$4,110
Average net charge-off rate (annualized)	0.04%	0.01%	0.25%	0.02%	0.29%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Funding composition:
Deposits:
Non-interest-bearing deposits	$601,510	$592,099	$598,367	$586,089	$584,130
Interest-bearing demand	2,380,408	2,247,685	2,308,915	2,349,032	2,347,262
Savings	742,266	681,709	643,481	630,456	646,182
Certificates of deposit (retail)	1,194,865	1,215,746	1,199,127	1,235,261	1,283,676
Certificates of deposit (brokered and listing service)	752,011	733,273	408,234	408,212	458,380
Interest-bearing deposits	5,069,550	4,878,413	4,559,757	4,622,961	4,735,500
Total deposits	5,671,060	5,470,512	5,158,124	5,209,050	5,319,630

Borrowings:
Federal Home Loan Bank advances	1,028,949	1,209,888	1,534,789	1,457,178	1,432,055
Overnight borrowings	230,000	270,000	175,000	265,000	235,000
Total borrowings	1,258,949	1,479,888	1,709,789	1,722,178	1,667,055

Total funding	$6,930,009	$6,950,400	$6,867,913	$6,931,228	$6,986,685

Loans as a % of deposits	101.4%	105.1%	110.4%	109.8%	107.4%
Deposits as a % of total funding	81.8%	78.7%	75.1%	75.2%	76.1%
Borrowings as a % of total funding	18.2%	21.3%	24.9%	24.8%	23.9%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,935,607	$1,799,726	$1,772,623	$1,760,740	$1,813,122
Uninsured deposits (adjusted) (2)	$797,721	$773,375	$764,447	$718,026	$694,510
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Interest income
Loans	$65,408	$66,331	$65,819	$64,035	$63,384
Taxable investment securities	13,803	14,384	14,802	15,490	16,756
Tax-exempt investment securities	59	71	80	85	84
Other interest-earning assets	2,215	2,466	2,289	2,475	2,401
Total interest income	81,485	83,252	82,990	82,085	82,625

Interest expense
Deposits	36,721	35,018	32,187	32,320	30,340
Borrowings	12,152	15,788	17,527	15,446	16,446
Total interest expense	48,873	50,806	49,714	47,766	46,786
Net interest income	32,612	32,446	33,276	34,319	35,839
Provision for credit losses	107	108	3,527	349	2,105
Net interest income after provision for credit losses	32,505	32,338	29,749	33,970	33,734

Non-interest income
Fees and service charges	627	635	580	657	624
Loss on sale and call of securities	—	—	—	—	(18,135)
Gain (loss) on sale of loans	304	200	111	(712)	104
Loss on sale of other real estate owned	—	—	—	—	(974)
Income from bank owned life insurance	2,619	2,567	3,209	3,039	1,162
Electronic banking fees and charges	493	391	1,130	464	396
Other income	830	833	776	755	811
Total non-interest income	4,873	4,626	5,806	4,203	(16,012)

Non-interest expense
Salaries and employee benefits	17,579	17,498	17,266	16,911	17,282
Net occupancy expense of premises	2,831	2,798	2,738	2,863	2,674
Equipment and systems	3,892	3,860	3,785	3,823	3,814
Advertising and marketing	311	342	480	387	301
Federal deposit insurance premium	1,503	1,563	1,532	1,429	1,495
Directors' compensation	361	361	360	360	393
Goodwill impairment	—	—	97,370	—	—
Other expense	3,084	3,364	3,020	3,286	3,808
Total non-interest expense	29,561	29,786	126,551	29,059	29,767
Income (loss) before income taxes	7,817	7,178	(90,996)	9,114	(12,045)
Income taxes	1,251	1,086	(917)	1,717	1,782
Net income (loss)	$6,566	$6,092	$(90,079)	$7,397	$(13,827)

Net income (loss) per common share (EPS)
Basic	$0.11	$0.10	$(1.45)	$0.12	$(0.22)
Diluted	$0.10	$0.10	$(1.45)	$0.12	$(0.22)

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,933	$6,896	$6,903	$6,844	$6,882
Dividend payout ratio	105.6%	113.2%	-7.7%	92.5%	-49.8%

Weighted average number of common shares outstanding
Basic	62,443	62,389	62,254	62,205	62,299
Diluted	62,576	62,420	62,254	62,211	62,299

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,762,053	$5,761,593	$5,743,008	$5,752,477	$5,726,321
Taxable investment securities	1,285,800	1,314,945	1,343,541	1,382,064	1,509,165
Tax-exempt investment securities	9,711	12,244	13,737	14,614	15,025
Other interest-earning assets	116,354	131,981	128,257	125,155	139,740
Total interest-earning assets	7,173,918	7,220,763	7,228,543	7,274,310	7,390,251
Non-interest-earning assets	459,982	467,670	466,537	577,411	554,335
Total assets	$7,633,900	$7,688,433	$7,695,080	$7,851,721	$7,944,586

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,314,378	$2,282,608	$2,310,521	$2,378,831	$2,301,169
Savings	711,801	668,240	631,622	635,226	664,926
Certificates of deposit (retail)	1,211,985	1,203,770	1,208,101	1,257,362	1,292,837
Certificates of deposit (brokered and listing service)	735,736	551,819	405,697	448,151	531,479
Total interest-bearing deposits	4,973,900	4,706,437	4,555,941	4,719,570	4,790,411
Borrowings:
Federal Home Loan Bank advances	1,085,455	1,325,583	1,507,192	1,428,801	1,513,497
Other borrowings	156,522	237,011	228,461	210,989	142,283
Total borrowings	1,241,977	1,562,594	1,735,653	1,639,790	1,655,780
Total interest-bearing liabilities	6,215,877	6,269,031	6,291,594	6,359,360	6,446,191
Non-interest-bearing liabilities:
Non-interest-bearing deposits	604,915	599,095	589,438	581,870	597,294
Other non-interest-bearing liabilities	65,258	69,629	62,978	65,709	62,387
Total non-interest-bearing liabilities	670,173	668,724	652,416	647,579	659,681
Total liabilities	6,886,050	6,937,755	6,944,010	7,006,939	7,105,872
Stockholders' equity	747,850	750,678	751,070	844,782	838,714
Total liabilities and stockholders' equity	$7,633,900	$7,688,433	$7,695,080	$7,851,721	$7,944,586

Average interest-earning assets to average interest-bearing liabilities	115.41%	115.18%	114.89%	114.39%	114.65%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.54%	4.61%	4.58%	4.45%	4.43%
Taxable investment securities	4.29%	4.38%	4.41%	4.48%	4.44%
Tax-exempt investment securities (1)	2.42%	2.32%	2.32%	2.32%	2.25%
Other interest-earning assets	7.62%	7.47%	7.14%	7.91%	6.87%
Total interest-earning assets	4.54%	4.61%	4.59%	4.51%	4.47%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.96%	3.13%	3.06%	3.08%	2.91%
Savings	1.29%	1.05%	0.63%	0.46%	0.44%
Certificates of deposit (retail)	4.06%	4.12%	3.95%	3.52%	3.06%
Certificates of deposit (brokered and listing service)	2.71%	2.18%	1.59%	1.97%	2.24%
Total interest-bearing deposits	2.95%	2.98%	2.83%	2.74%	2.53%
Borrowings:
Federal Home Loan Bank advances	3.78%	3.82%	3.86%	3.55%	3.82%
Other borrowings	4.88%	5.28%	5.24%	5.22%	5.65%
Total borrowings	3.91%	4.04%	4.04%	3.77%	3.97%
Total interest-bearing liabilities	3.15%	3.24%	3.16%	3.00%	2.90%

Interest rate spread (2)	1.39%	1.37%	1.43%	1.51%	1.57%
Net interest margin (3)	1.82%	1.80%	1.84%	1.89%	1.94%

Non-interest income to average assets (annualized)	0.26%	0.24%	0.30%	0.21%	-0.81%
Non-interest expense to average assets (annualized)	1.55%	1.55%	6.58%	1.48%	1.50%

Efficiency ratio (4)	78.86%	80.35%	323.81%	75.43%	150.13%

Return on average assets (annualized)	0.34%	0.32%	-4.68%	0.38%	-0.70%
Return on average equity (annualized)	3.51%	3.25%	-47.97%	3.50%	-6.59%
Return on average tangible equity (annualized) (5)	4.21%	3.89%	3.33%	4.68%	-8.84%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Adjusted net income:
Net income (loss) (GAAP)	$6,566	$6,092	$(90,079)	$7,397	$(13,827)
Non-recurring transactions - net of tax:
Net effect of sale and call of securities	—	—	—	—	12,876
Net effect of bank-owned life insurance restructure	—	—	392	—	6,286
Goodwill impairment	—	—	95,283	—	—
Adjusted net income	$6,566	$6,092	$5,596	$7,397	$5,335

Calculation of pre-tax, pre-provision net revenue:
Net income (loss) (GAAP)	$6,566	$6,092	$(90,079)	$7,397	$(13,827)
Adjustments to net income (GAAP):
Provision for income taxes	1,251	1,086	(917)	1,717	1,782
Provision for credit losses	107	108	3,527	349	2,105
Pre-tax, pre-provision net revenue (non-GAAP)	$7,924	$7,286	$(87,469)	$9,463	$(9,940)

Adjusted earnings per share:
Weighted average common shares - basic	62,443	62,389	62,254	62,205	62,299
Weighted average common shares - diluted	62,576	62,420	62,330	62,211	62,367

Earnings per share - basic (GAAP)	$0.11	$0.10	$(1.45)	$0.12	$(0.22)
Earnings per share - diluted (GAAP)	$0.10	$0.10	$(1.45)	$0.12	$(0.22)

Adjusted earnings per share - basic (non-GAAP)	$0.11	$0.10	$0.09	$0.12	$0.09
Adjusted earnings per share - diluted (non-GAAP)	$0.10	$0.10	$0.09	$0.12	$0.09

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.13	$0.12	$(1.41)	$0.15	$(0.16)
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.13	$0.12	$(1.41)	$0.15	$(0.16)

Adjusted return on average assets:
Total average assets	$7,633,900	$7,688,433	$7,695,080	$7,851,721	$7,944,586

Return on average assets (GAAP)	0.34%	0.32%	-4.68%	0.38%	-0.70%
Adjusted return on average assets (non-GAAP)	0.34%	0.32%	0.29%	0.38%	0.27%

Adjusted return on average equity:
Total average equity	$747,850	$750,678	$751,070	$844,782	$838,714

Return on average equity (GAAP)	3.51%	3.25%	-47.97%	3.50%	-6.59%
Adjusted return on average equity (non-GAAP)	3.51%	3.25%	2.98%	3.50%	2.54%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Adjusted return on average tangible equity:
Total average equity	$747,850	$750,678	$751,070	$844,782	$838,714
Less: average goodwill	(113,525)	(113,525)	(113,525)	(210,895)	(210,895)
Less: average other intangible assets	(1,761)	(1,886)	(2,006)	(2,138)	(2,277)
Total average tangible equity	$632,564	$635,267	$635,539	$631,749	$625,542

Return on average tangible equity (non-GAAP)	4.21%	3.89%	3.33%	4.68%	-8.84%
Adjusted return on average tangible equity (non-GAAP)	4.21%	3.89%	3.58%	4.68%	3.41%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$29,561	$29,786	$126,551	$29,059	$29,767
Non-recurring transactions:
Goodwill impairment	—	—	(97,370)	—	—
Non-interest expense (non-GAAP)	$29,561	$29,786	$29,181	$29,059	$29,767

Non-interest expense ratio (GAAP)	1.55%	1.55%	6.58%	1.48%	1.50%
Adjusted non-interest expense ratio (non-GAAP)	1.55%	1.55%	1.52%	1.48%	1.50%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,561	$29,786	$29,181	$29,059	$29,767

Net interest income (GAAP)	$32,612	$32,446	$33,276	$34,319	$35,839
Total non-interest income (GAAP)	4,873	4,626	5,806	4,203	(16,012)
Non-recurring transactions:
Net effect of sale and call of securities	—	—	—	—	18,135
Net effect of bank-owned life insurance restructure	—	—	392	—	573
Total revenue (non-GAAP)	$37,485	$37,072	$39,474	$38,522	$38,535

Efficiency ratio (GAAP)	78.86%	80.35%	323.81%	75.43%	150.13%
Adjusted efficiency ratio (non-GAAP)	78.86%	80.35%	73.92%	75.43%	77.25%